Administrative Costs	12 Months Ended
Dec. 31, 2017
Selling, general and administrative expense [abstract]
Administrative Costs

20. Administrative costs

Administrative costs increased by EUR 0.2 million to EUR 3.1 million in 2017 (previous year EUR 2.9 million). Financing costs shown under administrative costs include consultancy and placement fees in connection with support for the search of investors, to the extent that they were not allocable to IPO costs. The rise in administrative costs is attributable not least to a greater requirement for legal advice due to lawsuits brought by an individual shareholder.

Administrative costs in 2016 increased by EUR 94 thousand year-on-year to EUR 2.9 million (2015: EUR 2,8 million). Financing costs shown under administrative costs included primarily consultancy and placement fees in connection with support for the search of investors.